UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 18, 2002
       ------------------------------------------------------------------

                           GTECH Holdings Corporation
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                 1-11250                        05-0451021
           -------------------------------------------------------------
          (Commission file number)   (IRS Employer Identification Number)


              55 Technology Way, West Greenwich, Rhode Island 02817
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-392-1000
        ----------------------------------------------------------------

Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

         This Report incorporates by reference the press release issued by GTECH on January 18, 2002 which is attached as Exhibit 99(a) hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GTECH HOLDINGS CORPORATION



                                  By: /s/ Larry R. Smith
                                    --------------------------------------------
                                    Larry R. Smith
                                    Senior Vice President and Chief Technology
                                    Officer

Dated:  January 18, 2002

                                  Exhibit Index

Exhibit Number                              Description
--------------                              -----------

Exhibit 99(a)                               Press Release dated January 18, 2002